Exhibit 99.1

ANNUAL MEETING OF SHAREHOLDERS MAY 23, 2023

TODAY’S SPEAKERS Dennis W. Doll Chairman, President & CEO 2 A. Bruce O’Connor Sr. Vice President, Treasurer and Chief Financial Officer Jay L. Kooper Vice President, General Counsel & Secretary Robert J. Capko Principal Accounting Officer

FORWARD LOOKING STATEMENT 3 As an introduction to the information we will be discussing, please be aware that some of our comments can be considered forward -looking statements as defined by the federal securities laws and as outlined in the Company’s SEC filings. As such, any forward -looking statements are based on currently available information and management’s assumptions, expectations and estimates; however, actual results may vary significantly. Risk factors that could cause actual results to vary from expectations are described in the Company’s filings with the SEC. These factors are also available in our most recent earnings release which can be viewed on our website at www.middlesexwater.com or in our Annual Report.

MSEX IS PARENT COMPANY & SOLE SHAREHOLDER OF… Tidewater Utilities, Inc. Pinelands Water Company Pinelands Wastewater Company Utility Service Affiliates Inc. Utility Service Affiliates (Perth Amboy) Inc. TIDEWATER UTILITIES, INC. HAS WHOLLY-OWNED SUBSIDIARIES Southern Shores Water Company, LLC White Marsh Environmental Systems, Inc. 4 • Water Production, Treatment and Distribution • Full Service Municipal Contract Operations • Design/Build/Own/Operate System Assets • Public/Private Partnerships • Wastewater Collection and Treatment • Water and Wastewater System Maintenance • Water and Sewer Line Maintenance Programs (through a third-party vendor) Our Services

BUSINESS SEGMENTS 5 • Regulated Collecting, treating and distributing water on a retail and wholesale basis to residential, commercial, industrial and fire protection customers in parts of New Jersey and Delaware. • Non-Regulated Contract Services Operation and maintenance of municipal and private water and wastewater systems in New Jersey and Delaware.

STRATEGY FOR GROWTH Invest in projects, products & services that complement our core water and wastewater competencies Timely and adequate recovery of infrastructure investments and other costs to maintain service quality Prudent acquisitions of investor and municipally-owned water and wastewater utilities, and Operation of municipal and industrial water and wastewater systems on a contract basis which meet our risk profile 6

IMPORTANT HIGHLIGHTS Ozone Plant Operating Successfully Park Avenue Plant Permanent Treatment Recent Rate Filings & Decisions Lead Service Line Replacement Program Executive Leadership Changes 7

OZONE PLANT DEDICATION 8

RENEW - 2023 9 • $11.1 Million Project • Carteret, NJ and Port Reading Section of Woodbridge, NJ • Replacing 26,000 linear ft. of water main as well as service lines, valves and fire hydrants • Installing exterior below ground meter pits

LEAD SERVICE LINE REPLACEMENT New Jersey legislation signed into law on July 22, 2021, requires investor owned and municipal water utilities to replace all utility owned and customer owned lead and galvanized steel service lines by 2031. 10 Middlesex removed any known lead lines several decades ago, but the legislation enables Middlesex to help customers address lead on their private property and the portion of the service line they own.

11 PARK AVENUE PFAS TREATMENT PLANT Accelerated Partial Treatment Phase 1 (in Service 4/8/23) Phase 2 (mid-May 2023) Phase 3 (June 30) Final Completion (End of Summer)

48” TRANSMISSION MAIN Pipeline Condition Assessment Repair/Replacement of Leaking Sections 1969 In-service Date Structural Carbon Fiber Lining 12 12

Meeting Delaware Growth Needs 13 New Storage Tanks in Millville by the Sea and South Rehoboth Districts Interconnection of large water districts in Sussex County, DE New Treatment Plant in the Bayside Americana community

FINANCIAL HIGHLIGHTS 14 *2022 Includes gain on sale of Delaware wastewater subsidiary 2022 2021 OPERATING REVENUES $ 162.4M $ 143.1M O&M EXPENSES $ 79.1M $ 73.7M NET INCOME* $ 42.4M $ 36.5M EARNINGS PER SHARE* $ 2.39M $ 2.07M

FIRST QUARTER RESULTS OPERATING REVENUES $38.2M $36.2M O&M EXPENSES $20.3M $19.1M NET INCOME* $ 5.9M $12.1M EARNINGS PER SHARE* $ 0.33 $ 0.68 15 2023 2022 *2022 Includes gain on sale of Delaware wastewater subsidiary

16 2022 REVENUE2320 7% 93% Total Non Regulated Regulated New Jersey $107.8 Million Regulated Delaware $42.4 Million

17 2022 NET INCOME2320 5% 95% Total Non Regulated Regulated New Jersey $29.0 Million Delaware $11.0 Million Regulated

18 FACTORS IMPACTING EARNINGS WEATHER TIMELY & ADEQUATE RATE RELIEF COST MANAGEMENT CUSTOMER GROWTH INFLATION SUPPLY CHAIN REGULATION & LEGISLATION WORKFORCE ATTRITION ONGOING CHALLENGES

19 CUSTOMERS 66,020 66,040 66,060 66,070 66,080 52,130 55,280 57,760 60,070 62,470 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2020 2021 2022 2023E 2024E New Jersey Delaware

20 UTILITY PLANT (MILLIONS) $347 $598 $696 $744 $810 $895 $172 $255 $276 $298 $323 $349 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2012 2019 2020 2021 2022 2023E New Jersey Delaware

CONSTRUCTION Middlesex plans to invest approximately $111 million for its construction program in 2023. Projects include: PFAS Treatment RENEW Program Customer-Owned Lead Service Line Replacement Interconnecting Systems in DE Elevated Storage tanks 21

22 CAPITAL EXPENDITURES (ESTIMATED) Distribution Systems Production Systems IT Systems Other 2023 2024 2025 2023-2025 (Millions) $ 69 $ 59 $ 62 $ 190 33 17 4 54 4 2 3 9 5 6 9 20 Total $ 111 $ 84 $ 78 $ 273

CAPITAL PROJECT FUNDING 23 • Cash Flow From Operations • Lines of Credit • Common Stock Reinvestment Plan • Debt - Private Placement, State Revolving Funds • Common Stock Offerings

FINANCING ACTIVITY & PLANS 24 DEBT o $40M Private Placement Loan (March 2023) o $10M Delaware SRF Loans (April 2023) o $20M CoBank Loan (May 2023) EQUITY o 3% Discount on Investment Plan Common Stock Purchases REGULATORY APPROVAL o Sell Up to 1M Common Stock Shares Through End of 2025 o Borrow Up to $300M Through End of 2025 o Pinelands Water & Wastewater - Borrow Up to $10M from CoBank

RATE CASE ACTIVITY 25 • Pinelands Water and Wastewater Combined $1M Base Rate Increase o Effective April 2023 • Middlesex Filed for $34M (31.2%) Base Rate Increase o Utility Plant Investments o O&M Costs for Regulatory Compliance • Middlesex Distribution System Improvement Charge Foundational Filing • Middlesex Lead Service Line Replacement Filing • Tidewater Expected to File for Rate Increase in 2nd Half of 2023

3% STOCK PURCHASE DISCOUNT FUNDS RAISED ARE USED FOR INFRASTRUCTURE INVESTMENT • On purchases of MSEX Common Stock through the Company’s Investment Plan. • Purchases by optional cash payment and/or by dividend reinvestment. • Continues until 200,000 shares are purchased at the discounted price or December 1, 2023, whichever occurs first. 26

27 2022 DIVIDENDS PAID $0.91 $0.97 $1.04 $1.11 $1.18 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2018 2019 2020 2021 2022 Dividend increased by 7.8% in October 2022. Annual Dividend Rate: $1.25 per share.

28 DILUTED EPS PAYOUT RATIO $1.96 $2.01 $2.18 $2.07 $2.39 46% 49% 48% 54% 49% 42% 44% 46% 48% 50% 52% 54% 56% $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2018 2019 2020 2021 2022 Dividend Payout Ratio Diluted Earnings Per Share Diluted Earnings Per Share Dividend Payout Ratio

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) Our ESG strategy: Protecting the health and safety of our employees and communities Ensuring compliance with regulations Investing in infrastructure to ensure the reliability of our service Fostering accountability through a sound structure for ethics and good governance Continuing our Progress to make meaningful impact. See our latest updates at www.middlesexwater.com/environmental-social-and-governance/ 29

EMPLOYEE ENGAGEMENT Rewarding work, competitive benefits, hybrid work models, employee events, professional development, tuition reimbursement are just examples of ways we strive to retain and attract a talented and quality workforce. 30 Professional Development Volunteering in our Community Promoting Careers in Water Active in the Areas We Serve Employee Events

EXECUTIVE ANNOUNCEMENTS 31 Robert J. Capko Named Principal Accounting Officer Bruce Patrick Named Executive Vice President - Tidewater Dennis Doll To Retire December 2023

THANK YOU! INFO@MIDDLESEXWATER.COM WWW.MIDDLESEXWATER.COM